                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                       EMERGING MARKETS EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPARISION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina             0.7%
Brazil               10.5%
Chile                 0.5%
China                 0.7%
Czech Republic        0.6%
Egypt                 0.6%
Greece                1.9%
Hungary               0.8%
India                 8.6%
Indonesia             4.4%
Israel                2.6%
South Korea          16.7%
Malaysia              1.0%
Mexico               12.8%
Pakistan              0.4%
Philippines           1.0%
Poland                2.3%
Russia                2.9%
South Africa          6.7%
Taiwan               10.7%
Thailand              3.3%
Turkey                3.8%
Other                 6.5%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1) AND THE IFC GLOBAL TOTAL RETURN INDEX(2)
------------------------------------

                                  TOTAL RETURNS(3)
                        ------------------------------------
                                                  AVERAGE
                                                   ANNUAL
                                       ONE         SINCE
                           YTD         YEAR      INCEPTION
                        ----------  ----------  ------------
PORTFOLIO.............      38.12%      23.75%        1.05%
MSCI EMERGING MARKETS
FREE INDEX............      39.87       28.71        -3.20
IFC GLOBAL TOTAL
RETURN COMPOSITE
INDEX.................      38.27       29.66        -3.19

1. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of the developing countries: in Latin America, Asia, Eastern Europe, the Middle East and Africa.
2. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).
3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                                COUNTRY      NET ASSETS
-----------------------------------  -------------  ------------
Korea Telecom Corp.                  South Korea         4.0%
Telmex                               Mexico              3.5
Grupo Televisa S.A.                  Mexico              2.7
Samsung Electronics Co.              South Korea         2.7
Korea Electric Power Corp.           South Korea         2.6

TOP FIVE SECTORS
                                               PERCENT
                                                 OF
                                      VALUE      NET
SECTOR                                (000)    ASSETS
-----------------------------------  -------  ---------
Services                             $26,841      29.1%
Finance                               15,853      17.2
Consumer Goods                        12,032      13.0
Capital Equipment                     11,959      13.0
Materials                              8,804       9.5

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX AND THE MSCI EMERGING MARKETS FREE INDEX ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

For the six months ended June 30, 1999, the Portfolio had a total return of 38.12% compared to 39.87% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 23.75% compared to 28.71% for the Index. For the period since inception on October 1, 1996 through June 30, 1999, the Portfolio had an average annual total return of 1.05% compared to -3.20% for the Index.

Relative underperformance of the Portfolio compared to the Index resulted from disappointing country allocations such as our overweight positions in Brazil (+12.5%) and Egypt (+6.8%). Poor stock selection in Greece, Indonesia and South Korea also detracted from performance. Stock selection in Indonesia and South Korea had strong absolute returns of 72% and 40%, respectively, yet these gains lagged the Index returns. On a positive note, our overweight positions in Indonesia (+121.6%), Russia (+43.2%) and South Korea (+64.4%) coupled with our underweight positions in Chile (+10.7%), Colombia (-3.6%), Greece (+9.4%) and South Africa (+15.1%) helped performance.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

With few exceptions, the emerging markets performed well during the first half of 1999, supported by an amalgam of endogenous and global factors. Positive signs of growth in Japan and increasingly resilient macro numbers from Western Europe emerged. The powerful recovery in selected commodity prices (e.g. oil and copper) engendered a strong rally in the share prices of many commodity-related and deep cyclical companies. Brazil's ability to quickly recover from its currency devaluation resulted in improved investor sentiment. Finally, a widely anticipated interest rate hike by the Fed at the end of June relieved many anxieties regarding U.S. inflation and interest rate tightening. These factors have provided the emerging markets with a benign environment for future growth.

The Latin American region gained 31.0% during the first half of 1999. The most notable market event throughout all the emerging markets was the devaluation of the Brazilian currency, the real. The currency plunged 40% in January, then retraced some of its decline to end the first quarter down 30%. Most emerging markets investors anticipated the devaluation, but few, if any, expected the Brazilian equity market to recover so quickly. By the end of March, the equity market had gained 5.5% in U.S. dollars and by June month-end, it had appreciated 18.7%. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment.

We were underweight Brazil going into the devaluation and then quickly moved to a neutral weight after the devaluation, which was favorable for performance. We continued to add to our Brazilian positions and are now modestly overweight the Index. We anticipate lower inflation and better than expected economic performance to allow for continued interest rate reductions and, in turn, for a contraction in the country risk premium. The expected reduction in real interest rates is requisite for controlling the fiscal deficit and for stemming the growth in the stock of public sector debt. We continue to focus on the telecommunications industry in Brazil, where the privatization of the sector last year has allowed for the introduction of many new efficiencies, fostering margin expansion under new managements. Additionally, the inelasticity of the telecommunication sector to a weak economy coupled with pent-up demand for telecommunication services should allow for strong top-line growth.

Mexico (+52.3%) is our favorite Latin American market based on good economic management and attractive stock opportunities. A stronger Peso coupled with better than expected consumer demand should allow for positive U.S. dollar earnings surprises from domestic consumer plays (e.g. beverages, cement, media, retail). We have increased our overweight and are focusing on consumer-related stocks, which should benefit from both a recovery in domestic demand as well as continued strong U.S. economic growth (more than 80% of Mexico's exports are absorbed by the U.S.).

Asia, gaining 55.4%, led the emerging markets during the first half of the year. Liquidity from local participants, as well as from foreign investors seeking to participate in the broadening Asian recovery, helped drive the markets. Fundamental factors contributing to the stellar gains of many of the Asian markets include: current account and fiscal surpluses, strong FDI (foreign direct investment), micro-level reforms (e.g. bankruptcy laws), declining interest rates (below pre-crisis levels in some countries) and lower costs of capital. Indonesia was the star performer, rising 110.9%. Government recapitalization plans, lower inflation and a successful, nonviolent election in June fueled Indonesian equities. We added to our position during the second quarter and are now overweight Indonesia.

Taiwan (+42.3%) has shown acceleration in exports and is best positioned within Asia to benefit from increased outsourcing from Japan. The increasing cyclical upturn and trend in outsourcing various computer components augurs well for Portfolio holdings such as Compal Electronics, Hon Hai Precision, Quanta Computer and Taiwan Semiconductor. During the second quarter, we reduced some of our strong overweights in the electronic components and instruments industry, taking advantage of significant price appreciation.

Our favorite market in Asia is South Korea, which gained 77.9% during the first half of the year on the back of an improving macroeconomic scenario and continued progress with financial and chaebol (large conglomerates) restructuring. Strong domestic liquidity and declining interest rates have also buoyed the market. We added to our South Korean overweight, favoring stocks such as Korea Telecom (an attractively valued telecom stock with a well-developed network and a promising tariff rebalancing), LG Chemical and Samsung Electronics (restructuring chaebol opportunities).

India (+36.9%) has performed respectably given political uncertainties and heightened tensions on the border with Pakistan. Most recently, India has witnessed a sharp inflow of foreign funds and the outperformance of cyclical sectors. For example, petrochemicals, refineries, auto and cement were revived in part by cheap valuations and positive news on volumes and/or prices. We have added to our overweight position in India based on these attractive valuations coupled with signs of an economic recovery and what we perceive as appealing (return on investment focused) corporate governance. We are adding stocks such as State Bank of India (SBI), India's largest bank, which should benefit from a turnaround in the economic cycle.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Emerging Europe and the Middle East gained 28.4%, posting more modest returns than the other regions. Russia (+133.7%) was the star performer in the region. Turkey (+45.2%) and Poland (+30.9%) also performed well. We added to and are now overweight Russia. Despite the devaluation of the ruble last year, the Russian economy has performed better than expected. In May, monthly industrial production, boosted by domestic consumption, showed signs of growth. Russian equities have been extremely strong based in part on the recovery in global commodity prices, which particularly helps the Russian export sector. We are concentrating on stocks in the oil sector such as Lukoil and Surgutneftegaz, which stand to benefit from both a weaker exchange rate (due to predominantly ruble-based costs with larger volumes of export sales) and higher crude prices.

Turkey, while appreciating 45.2% during the first half of the year, fell 3.5% during the second quarter due to politics. The elections on April 18th eventually resulted in the newly formed majority coalition government that finally received a vote of confidence in June, ending the political uncertainty. The coalition has promised immediate action to reduce inflation to single digits including passing difficult structural reform laws (e.g. the new banking law, and social security and agricultural subsidy reforms). Key legislation may also soon be passed which would facilitate the privatization of state-owned utilities. We are overweight the banking sector as we expect real interest rates to decline markedly in the near future. We expect the equity market to react positively if negotiations with the International Monetary Fund conclude favorably.

We maintain our overweight position in Poland to which we recently added. The Polish economy continues to recover from the Western European induced slowdown. Support from the nascent recovery in Germany, Poland's largest export market, should accelerate economic growth. Excise taxes were increased to help raise revenues in light of the growing budget deficit. The Polish equities market continues to derive strength from consolidation and successful privatizations. We particularly like Telekomunikacja Polska, which we feel is undervalued relative to other telecommunication companies in the region, and should benefit from the planned strategic sale of a 25-35% government stake by year-end.

We continued to trim Greece, which returned 19.5%, and maintain our market underweight. Despite recent positive inflation numbers and a marginal decline in the rate of private sector credit expansion, an imminent reduction in Greek interest rates seems unlikely. We do not expect Greek interest rates to be lowered until the fourth quarter of 1999, as the Greek government wants to contain inflation to below 2% in accordance with European Union standards. Greek equities have become expensively valued and we find other markets more attractively valued in the near term.

We lightened our position in Israel (+25.5%) during the second quarter, and are now underweight. A new Israeli government led by Ehud Barak was elected in June. We expect interest rate reductions later in the third quarter, after the new government has been formed and its policies have been announced. We reduced our exposure to certain stocks which had performed well and were close to being fully valued, and re-deployed the funds in sectors such as banking, which we feel should perform particularly well if interest rate cuts take place.

South Africa, which had its second all-race presidential elections, rose 30.2%. We added to our South African holdings and will continue to increase our weighting while maintaining an underweight position. Thabo Mbeki's election as President, enhancing expectations of a continuance in economic policies, is likely to accelerate privatization and deregulation of the labor market. Continued interest rate reductions, made possible by the stabilization of emerging markets, falling inflation, good fiscal discipline and a slightly looser monetary stance by the Reserve Bank, will help stimulate the economy. However, the economy is still very anemic. A recovery in commodity prices, especially base metals, should also provide a boost to exports and the economy as a whole.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (92.8%)
  ARGENTINA (0.7%)
         21,731   Telecom Argentina ADR.......................................  $           581
          2,407   Telefonica Argentina ADR....................................               76
                                                                                        -------
                                                                                            657
                                                                                        -------
  BRAZIL (10.5%)
        261,600   Brahma (Preferred)..........................................              147
          7,300   Brahma (Preferred) ADR......................................               83
   (a)2,772,791   Celular Crt.................................................              376
     32,595,136   CEMIG (Preferred)...........................................              685
          7,692   CEMIG ADR...................................................              163
         34,973   CIA Vale do Rio Doce (Preferred), Class A...................              692
          1,375   Compahia Paranaense de Energia-Copel ADR....................               11
        287,200   Coteminas...................................................               15
     (e,d)2,700   Coteminas ADR...............................................                7
   (a)2,863,350   CRT (Preferred).............................................              702
         12,698   CVRD ADR....................................................              252
      1,224,940   Eletrobras..................................................               23
         13,915   Eletrobras ADR..............................................              140
      5,041,598   Eletrobras, Class B (Preferred).............................              102
      7,107,936   Embratel Participacoes S.A. (Preferred).....................               98
         15,402   Embratel Participacoes S.A., ADR............................              214
   (a)2,311,000   Lojas Arapua (Preferred)....................................               --
     (a,e)1,305   Lojas Arapua (Preferred) ADR................................               --
          2,542   Pao de Acucar (Preferred) ADR...............................               47
      5,287,000   Petrobras (Preferred).......................................              819
          2,730   Petrobras ADR...............................................               42
     37,586,736   Tele Celular Sul Participacoes S.A. (Preferred).............               79
          1,495   Tele Celular Sul Participacoes S.A. ADR.....................               32
     30,323,163   Tele Centro Sul Participacoes S.A. (Preferred)..............              336
          1,551   Tele Centro Sul Participacoes S.A. ADR......................               86
     30,813,936   Tele Nordeste Celular Participacoes S.A. (Preferred)........               41
            375   Tele Nordeste Celulare Participacoes S.A. ADR...............               10
     12,219,936   Tele Norte Leste Participacoes S.A. (Preferred).............              221
          5,847   Tele Norte Leste Participacoes S.A. ADR.....................              108
     29,723,275   Tele Sudeste Celular Participacoes S.A. (Preferred).........              168
          3,264   Tele Sudeste Celular Participacoes S.A. ADR.................               95
      1,101,839   Telecentro Oeste Celular....................................                1
      5,454,800   Telecomunicacoes Brasileiras S.A. (Preferred)...............              488
          9,289   Telecomunicacoes Brasileiras S.A. (Preferred) ADR...........              838
     39,710,936   Telemig Celular Participacoes S.A. (Preferred)..............               50
            470   Telemig Celular Participacoes S.A. ADR......................               12
      1,318,000   Telerj Celular S.A. (Preferred) Class B.....................               43
     28,403,936   Telesp Celular Participacoes S.A. (Preferred)...............              294
      (a)12,587   Telesp Celular Participacoes S.A. ADR.......................              337
      6,917,836   Telesp Celular S.A. (Preferred) Class B.....................              360
      5,339,936   Telesp Participacoes S.A. (Preferred).......................              122
          5,670   Telesp Participacoes S.A. ADR...............................              130
         47,669   Unibanco (Preferred) GDR....................................            1,147
          2,005   USIMINAS ADR................................................                7
      (a)35,930   USIMINAS (Preferred)........................................              121
                                                                                        -------
                                                                                          9,744
                                                                                        -------

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  CHILE (0.5%)
          5,044   CCU S.A. ADR................................................  $           144
          2,104   Chilectra S.A...............................................               44
          1,104   Distribucion y Servicio ADR.................................               21
          5,950   Endesa ADR..................................................               72
          7,155   Enersis ADR.................................................              164
         (a)993   Santa Isabel ADR............................................               10
                                                                                        -------
                                                                                            455
                                                                                        -------
  CHINA (0.7%)
         10,465   Huaneng Power International, Inc. ADR.......................              179
         12,583   Yanzhou Coal Mining Co. ADR.................................              223
        922,500   Zhenhai Refining and Chemical Co., Ltd., Class H............              279
                                                                                        -------
                                                                                            681
                                                                                        -------
  COLOMBIA (0.0%)
          2,661   Bancolombia S.A. (Preferred)................................                4
                                                                                        -------
  CZECH REPUBLIC (0.6%)
         27,215   SPT Telecom a.s.............................................              439
       (a)8,540   SPT Telecom a.s. GDR........................................              138
                                                                                        -------
                                                                                            577
                                                                                        -------
  EGYPT (0.6%)
       (a)4,255   Al-Ahram Beverages Co. GDR..................................              121
          7,616   Eastern Tobacco.............................................              185
            925   Egypt Gas Co................................................               38
          6,888   Egyptian Co.................................................              155
          1,635   Industrial & Engineering....................................               13
            373   Industrial & Engineering Enterprises Co.....................                3
                                                                                        -------
                                                                                            515
                                                                                        -------
  GREECE (1.9%)
            381   Commerical Bank of Greece, S.A..............................               27
         44,208   Hellenic Telecommunication Organization S.A.................              949
         72,981   Hellenic Telecommunication Organization S.A., ADR...........              807
                                                                                        -------
                                                                                          1,783
                                                                                        -------
  HUNGARY (0.8%)
         14,759   Magyar Tavkozlesi Rt ADR....................................              406
         17,479   Matav Rt....................................................               95
          1,880   MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)............               45
          3,890   Otp Bank Rt.................................................              162
                                                                                        -------
                                                                                            708
                                                                                        -------
  INDIA (8.6%)
        118,000   Bharat Heavy Electricals Ltd................................              669
         77,700   Container Corp. of India Ltd................................              326
         17,500   Gujarat Ambuja Cements Ltd..................................              129
         35,884   Hero Honda Motors, Ltd......................................              893
         12,050   Hindustan Lever Ltd.........................................              661
          4,120   Housing Development Finance Corp. Ltd.......................              211
         18,000   Infosys Technologies Ltd....................................            1,504
         21,000   ITC Ltd.....................................................              530
         51,722   Larson & Toubro Ltd.........................................              341

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  INDIA (CONT.)

         70,400   Mahanagar Telephone Nigam Ltd...............................  $           302
    (a,g)35,500   Morgan Stanley India Investment Fund, Inc...................              344
          8,500   NIIT Ltd....................................................              398
         19,500   Satyam Computer Services Ltd................................              570
         77,200   State Bank of India.........................................              421
         37,250   Tata Engineering & Locomotive Co. Ltd.......................              176
          7,100   Videsh Sanchar Nigam Ltd....................................               91
      (a)12,500   Zee Telefilms Ltd...........................................              419
                                                                                        -------
                                                                                          7,985
                                                                                        -------
  INDONESIA (4.4%)
      (a)88,085   Asia Pulp & Paper Co. Ltd. ADR..............................              848
        428,616   Gudang Garam................................................            1,164
        914,400   Indah Kiat Pulp & Paper Corp................................              425
        173,500   PT Semen Fresik.............................................              378
         96,665   Telekomunikasi Indonesia ADR................................            1,202
                                                                                        -------
                                                                                          4,017
                                                                                        -------
  ISRAEL (2.6%)
         14,400   Amdocs Ltd..................................................              328
       (a)1,460   Backweb Technologies Ltd....................................               40
         69,734   Bank Hapoalim Ltd...........................................              179
         91,876   Bank Leumi Le-Israel........................................              174
       (a)1,573   Comverse Technology, Inc....................................              119
         11,867   ECI Telecommunications Ltd..................................              394
              1   Elbit Systems Ltd...........................................               --
       (a)7,460   Gilat Satellite Networks Ltd................................              392
          2,076   Koor Industries Ltd.........................................              239
         (a)596   NICE-Systems Ltd............................................               16
       (a)4,074   NICE-Systems Ltd. ADR.......................................              112
       (a)3,836   Orbotech Ltd................................................              200
          4,810   Teva Pharmaceutical Industrial Ltd. ADR.....................              236
                                                                                        -------
                                                                                          2,429
                                                                                        -------
  MALAYSIA (1.0%)
         43,000   Commerce Asset Holding Bhd..................................              106
         57,200   Malayan Banking Bhd.........................................              172
         15,000   Nestle (Malaysia) Bhd.......................................               59
         38,000   Public Bank Bhd.............................................               29
         22,200   Rothmans of Pall Mall (Malaysia) Bhd........................              168
         82,000   Telekom Malaysia Bhd........................................              306
         33,000   Tenaga Nasional Bhd.........................................               76
                                                                                        -------
                                                                                            916
                                                                                        -------
  MEXICO (12.8%)
         51,947   Alfa, S.A. de C.V., Class A.................................              216
        208,571   Banacci, O Shares...........................................              527
        169,706   Cemex CPO...................................................              839
         37,611   Cemex CPO ADR...............................................              357
         54,651   Cemex, Class B..............................................              271
         33,299   Cemex, Class B ADR..........................................              329
      (a)75,188   Cifra S.A., Class C.........................................              138
     (a)127,911   Cifra S.A., Class V.........................................              248
      (a)10,896   Cifra S.A., Class V ADR.....................................              209
         17,934   Fomento Economico Mexicano, S.A. de C.V. ADR................              715
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
        308,255   Fomento Exonomico Mexicano, S.A. de C.V.-UBD................  $         1,233
      (a)52,714   Grupo Carso S.A. de C.V., Class A1..........................              244
       (e)9,575   Grupo Financiero Bancomer ADS...............................               69
     (a)576,032   Grupo Financiero Bancomer, S.A. de C.V., O Shares...........              208
         29,480   Grupo Financiero Banortes S.A. de C.V., O Shares............               43
      (a)56,264   Grupo Televisa S.A. GDR.....................................            2,514
         92,753   Kimberly-Clark Corp., Class A...............................              382
         28,147   Telmex, Class L ADR.........................................            2,275
         12,085   Telmex, Class L ADR.........................................              979
                                                                                        -------
                                                                                         11,796
                                                                                        -------
  PAKISTAN (0.4%)
        136,000   Fauji Fertilizer Co., Ltd...................................              106
         23,553   Pakistan State Oil Co., Ltd.................................               41
        570,100   Pakistan Telecommunications Corp., Class A..................              216
      (a)15,680   Sui Northern Gas Pipelines Ltd..............................                2
                                                                                        -------
                                                                                            365
                                                                                        -------
  PHILIPPINES (1.0%)
         66,960   Manila Electric Co., Class B................................              242
        199,538   San Miguel Corp., Class B...................................              436
      1,163,600   SM Prime Holdings, Inc......................................              264
                                                                                        -------
                                                                                            942
                                                                                        -------
  POLAND (2.3%)
          3,942   Bank Polska Kasa Opieki Grupa Pekao S.A.....................               46
              2   Debica......................................................               --
         23,778   Elektrim....................................................              336
          1,955   Powszechny Bank Kredytowy S.A...............................               47
            488   Powszechny Bank Kredytowy S.A., Class C.....................                9
         10,699   Prokom Software GDR.........................................              175
     (a)205,878   Telekomunikacja Polska S.A. GDR.............................            1,451
          8,881   Wielkopolski Bank Kredytowy S.A.............................               52
                                                                                        -------
                                                                                          2,116
                                                                                        -------
  RUSSIA (2.8%)
          1,800   AO Tatneft ADR..............................................                6
         22,449   Lukoil Holding ADR..........................................              918
   (a,d)554,047   Mustcom.....................................................              116
          1,600   RAO Unified Engery System ADR...............................               16
      (a)15,800   Rostelecom ADR..............................................              155
         98,532   Surgutneftegaz ADR..........................................              831
      (d)37,360   Unified Energy Systems ADR..................................              362
       (a)6,870   Vimpel-Communications ADR...................................              159
                                                                                        -------
                                                                                          2,563
                                                                                        -------
  SOUTH AFRICA (6.7%)
         75,019   ABSA Group Ltd..............................................              425
          (a)88   Anglo American plc ADR......................................                4
       (a)2,300   Anglo American plc..........................................              109
      (a)12,310   Anglo American plc..........................................              575
        607,914   B.O.E. Corp. Ltd., Class N..................................              484
         93,220   Bidvest Group Ltd...........................................              779
         54,200   Billiton plc................................................              187

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  SOUTH AFRICA (CONT.)

          2,300   Billiton plc................................................  $             8
         50,923   BOE Ltd.....................................................               51
          2,430   De Beers ADR................................................               58
          8,342   De Beers Centenary AG.......................................              200
         94,400   Education Investment Corp. (The) Ltd........................               89
         38,466   Ellerine Holdings Ltd.......................................              153
        451,310   FirstRand Ltd...............................................              516
          6,939   Liberty International plc...................................               46
         14,891   Liberty Life Association of Africa Ltd......................              191
       (g)1,865   Morgan Stanley Dean Witter Africa Investment Fund, Inc......               19
         17,298   Nedcor Ltd..................................................              397
     (a)266,970   New Africa Investments Ltd., Class N........................              157
         17,407   Persetel Holdings Ltd.......................................              110
         15,500   Primedia Ltd., N Shares.....................................               23
         61,865   Rembrandt Group Ltd.........................................              516
     (a)258,300   Sanlam Ltd..................................................              306
         12,400   Sasol Ltd...................................................               88
         66,751   South African Breweries plc.................................              572
      (a)12,020   South African Breweries plc.................................              104
                                                                                        -------
                                                                                          6,167
                                                                                        -------
  SOUTH KOREA (16.6%)
         13,900   Daewoo Securities Co........................................              270
         54,960   Good Morning Securities Co. Ltd.............................              339
         26,120   Hana Bank...................................................              384
          6,880   Hankuk Glass Industry Co., Ltd..............................              184
         29,490   Housing & Commercial Bank, Korea............................              930
         51,110   Kookmin Bank................................................            1,038
            820   Kookmin Bank GDR............................................               17
         26,050   Koram Bank..................................................              326
         26,890   Korea Electric Power Corp...................................            1,117
         64,876   Korea Electric Power Corp. ADR..............................            1,330
         64,990   Korea Exchange Bank.........................................              365
      (d)29,680   Korea Telecom Corp..........................................            1,969
      (a)42,970   Korea Telecom Corp. ADR.....................................            1,719
          9,870   L.G. Chemical Ltd...........................................              269
          3,500   L.G. Securities Co..........................................               59
      (d)11,792   Pohang Iron & Steel Co., Ltd................................            1,452
          7,586   Samsung Electro-Mechanics Company...........................              262
         20,051   Samsung Electronics Co......................................            2,200
         27,930   Shinhan Bank................................................              314
         (d)395   SK Telecom Co., Ltd.........................................              542
         14,287   SK Telecom Co., Ltd. ADR....................................              243
                                                                                        -------
                                                                                         15,329
                                                                                        -------
  TAIWAN (10.7%)
     (a)103,000   Acer, Inc...................................................              261
     (a)135,000   Advanced Semiconductor Engineering, Inc.....................              456
        145,542   Asustek Computer, Inc.......................................            1,640
        307,000   Bank Sinopac................................................              214
         83,000   Cathay Life Insurance Co., Ltd..............................              298
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
         90,000   Chang Hwa Commerical Bank...................................  $           135
      (a)35,000   China Development Corp......................................               87
        505,150   China Steel Corp............................................              382
     (a)236,000   Chinatrust Commercial Bank..................................              283
        111,668   Compal Electronics, Inc.....................................              439
     (a)128,000   E. Sun Commercial Bank......................................               71
        416,000   Far Eastern Textile Ltd.....................................              618
         83,000   First Commercial Bank.......................................              158
        158,000   Formosa Plastics Corp.......................................              333
      (a)85,800   Hon Hai Precision Industry..................................              776
         99,000   Hua Nan Commercial Bank.....................................              196
        191,000   International Commercial Bank of China......................              247
        205,000   Nan Ya Plastic Corp.........................................              340
      (a)47,000   President Chain Store Corp..................................              159
         18,080   Quanta Computer Inc.........................................              217
     (a)163,334   Siliconware Precision Industries Co.........................              311
     (a)344,000   Taishin International Bank..................................              256
      (a)15,179   Taiwan Semiconductor Manufacturing Co., Ltd. ADR............              516
     (a)372,510   Taiwan Semiconductor Manufacturing Co., Ltd.................            1,424
         57,000   United World Chinese Commercial Bank........................               88
                                                                                        -------
                                                                                          9,905
                                                                                        -------
  THAILAND (2.8%)
         67,600   Advanced Info Service PCL (Foreign).........................              916
         58,100   BEC World PCL (Foreign).....................................              362
         31,815   Delta Electronics PCL (Foreign).............................              267
         98,100   Shinawatra Computer Co. PCL (Foreign).......................              457
        129,200   Siam Cement PCL (Foreign)...................................              532
         21,000   Thai Farmers Bank PCL (Foreign).............................               65
                                                                                        -------
                                                                                          2,599
                                                                                        -------
  TURKEY (3.8%)
     23,001,500   Akbank T.A.S................................................              338
       (e)1,790   Akbank T.A.S. ADR...........................................                5
     32,735,000   Dogan Sirketler Grubu Holdings A.S..........................              435
      2,569,000   Ege Biracilik...............................................              192
      2,114,800   Erciyas Biracilik...........................................               49
      2,020,000   KOC Holdings A.S............................................              127
        113,700   Migros Turk T.A.S...........................................              142
      7,592,000   Saci Omer Sabanci Holdings A.S..............................              169
  (a)28,484,000   Turkiye Garanti Bankasi A.S. ADR............................              213
      9,008,400   Turkiye Is Bankasi, Class C.................................              160
      1,394,000   Turpras-Turkiye Petrol Rafinerileri A.S.....................               93
   (a)3,280,346   Vestel Elektronik Sanayi Ve Ticaret A.S.....................              358
     84,703,713   Yapi Ve Kredi Bankasi A.S...................................            1,225
                                                                                        -------
                                                                                          3,506
                                                                                        -------
TOTAL COMMON STOCKS (COST $75,194)............................................           85,759
                                                                                        -------
PREFERRED STOCK (0.2%)
  THAILAND (0.2%)
        149,500   Siam Commercial Bank PCL (COST $116)........................              213
                                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

    NO. OF                                                                                VALUE
    RIGHTS                                                                                (000)
-----------------------------------------------------------------------------------------------

RIGHTS (0.4%)
  BRAZIL (0.0%)
   (a)1,000,668   Celular Crt.................................................  $            --
                                                                                        -------
  KOREA (0.1%)
         (a)425   SK Telecom Co. Ltd., expiring 7/27/99.......................               53
                                                                                        -------
  THAILAND (0.3%)
     (a)369,000   Siam Commerical Bank PCL, expiring 5/10/02..................              238
                                                                                        -------
TOTAL RIGHTS (COST $0)........................................................              291
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  THAILAND (0.0%)
     (a,d)8,833   Siam Commerical Bank PCL, expiring 12/31/02 (COST $0).......               --
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

CONVERTIBLE NOTES (0.1%)
  RUSSIA (0.1%)
$           325   Svyaz Finance 17.60%, 8/11/99...............................               80
                                                                                        -------
TOTAL FOREIGN & U.S. SECURITIES (93.5%) (COST $75,310)........................           86,343
                                                                                        -------
SHORT-TERM INVESTMENT (5.6%)
  REPURCHASE AGREEMENT (5.6%)
          5,182   Chase Securities, Inc. 4.55%, dated 6/30/99, due 7/1/99, to be repurchased at $5,183, collateralized by U.S. Treasury
                    Notes, 11.125%, due 8/15/03, valued at $5,321 (COST
                    $5,182)...................................................            5,182
                                                                                        -------
FOREIGN CURRENCY (1.5%)
   INR   36,899   Indian Rupee................................................              850
   IDR  320,942   Indonesia Rupiah............................................               47
  ISS        69   Israeli Shekel..............................................               17
    MYR       5   Malaysian Ringgit...........................................                1
    MXP     541   Mexican Peso................................................               57
    PKR      84   Pakistan Rupees.............................................                2
    KRW     393   Republic of Korea...........................................               --
    ZAR     478   South African Rand..........................................               79
    TWD  10,516   Taiwan Dollar...............................................              326
    THB     883   Thai Baht...................................................               24
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $1,407)..........................................            1,403
                                                                                        -------

                                                                                          VALUE
                                                                                          (000)
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $81,899)...........................................   $ 92,928
                                                                                       --------
OTHER ASSETS (3.9%)
  Cash....................................................................  $  1,668
  Receivable for Investments Sold.........................................     1,515
  Deferred Organization Costs.............................................       231
  Dividends Receivable....................................................       229
  Interest Receivable.....................................................        50      3,693
                                                                            --------   --------
LIABILITIES (-4.5%)
  Payable for Investments Purchased.......................................    (3,426)
  Payable for Foreign Taxes...............................................      (368)
  Custodian Fees Payable..................................................      (167)
  Investment Advisory Fees Payable........................................       (94)
  Professional Fees Payable...............................................       (42)
  Administrative Fees Payable.............................................       (20)
  Other Liabilities.......................................................       (46)    (4,163)
                                                                            --------   --------
NET ASSETS (100%)...................................................................   $ 92,458
                                                                                       --------
                                                                                       --------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 9,412,986 outstanding $0.001 par value shares (authorized 500,000,000
  shares)...........................................................................   $   9.82
                                                                                       --------
                                                                                       --------
NET ASSETS CONSIST OF:
Paid in Capital.....................................................................   $ 89,972
Undistributed Net Investment Income.................................................        100
Accumulated Net Realized Loss.......................................................     (8,300)
Unrealized Appreciation on Investments and Foreign Currency Translations (Net of
  foreign taxes of $349)............................................................     10,686
                                                                                       --------
NET ASSETS..........................................................................   $ 92,458
                                                                                       --------
                                                                                       --------

---------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                           NET
 CURRENCY                         IN EXCHANGE          UNREALIZED
TO DELIVER   VALUE   SETTLEMENT       FOR      VALUE   GAIN (LOSS)
   (000)     (000)      DATE         (000)     (000)      (000)
-----------  -----   ----------   -----------  -----   -----------
  ISS   198  $ 48      7/1/99     U.S.$   48   $ 48       $  --
U.S.$    61    61      7/1/99       EGP  207     61          --
U.S.$   184   184      7/1/99      INR 8,000    184          --
  ISS    79    19      7/2/99     U.S.$   19     19          --
  THB 2,837    77      7/2/99     U.S.$   77     77          --
U.S.$     8     8      7/6/99       HKD   63      8          --
             -----                             -----      -----
             $397                              $397       $  --
             -----                             -----      -----
             -----                             -----      -----

---------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

---------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $4,448 or 4.8% of net asset at June 30, 1999) were valued at fair value-see note A-1 to financial statements.
(e)   --  144A Security-certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
ADS   --  American Depositary Shares
EGP   --  Egyptian Pound
GDR   --  Global Depositary Receipt
HKD   --  Hong Kong Dollar
PCL   --  Public Company Limited

----------------------------------------------------------------

At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  80,492    $  16,142       $  (5,109)      $  11,033

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $69,716,000 and $33,071,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.

----------------------------------------------------------------

For the six months ended June 30, 1999, the Portfolio owned shares of affiliated funds for which the Portfolio earned realized losses on sales of these shares of approximately $16,000.
----------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           MARKET       % OF
                                            VALUE        NET
SECTOR DIVERSIFICATION                      (000)      ASSETS
----------------------------------------  ---------   ---------
Capital Equipment.......................  $  11,959       13.0%
Consumer Goods..........................     12,032       13.0
Energy..................................      8,065        8.7
Finance.................................     15,853       17.2
Materials...............................      8,804        9.5
Multi-Industry..........................      2,789        3.0
Services................................     26,841       29.1
                                          ---------        ---
Total Foreign and Securities............  $  86,343       93.5%
                                          ---------        ---
                                          ---------        ---

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                      SIX MONTHS
                                                                           ENDED
                                                                   JUNE 30, 1999
                                                                     (UNAUDITED)
                                                                           (000)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                          $       596
  Interest                                                                    89
  Less: Foreign Taxes Withheld                                               (26)
                                                                 ---------------
    Total Income                                                             659
                                                                 ---------------
EXPENSES:
  Investment Advisory Fees                                                   324
  Less: Fees Waived                                                         (261)
                                                                 ---------------
  Net Investment Advisory Fees                                                63
  Custodian Fees                                                             182
  Administrative Fees                                                         72
  Amortization of Organizational Costs                                        51
  Shareholder Reports                                                         39
  Professional Fees                                                           39
  Interest Expense                                                             6
  Directors' Fees and Expenses                                                 1
  Other                                                                        5
                                                                 ---------------
    Net Expenses                                                             458
                                                                 ---------------
Net Investment Income                                                        201
                                                                 ---------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold (includes realized losses from affiliated
    funds of $16)                                                          1,380
  Foreign Currency Transactions                                              (59)
  Swap Agreements                                                            (15)
                                                                 ---------------
    Net Realized Gain                                                      1,306
                                                                 ---------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $349 on unrealized
    appreciation)                                                         16,289
  Foreign Currency Translations                                             (223)
  Swap Agreements                                                            (10)
                                                                 ---------------
    Change in Unrealized Appreciation/Depreciation                        16,056
                                                                 ---------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                               17,362
                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $    17,563
                                                                 ---------------
                                                                 ---------------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
                                             JUNE 30, 1999            YEAR ENDED
                                               (UNAUDITED)     DECEMBER 31, 1998
                                                     (000)                 (000)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                     $          201        $          299
  Net Realized Gain (Loss)                           1,306                (8,981)
  Change in Unrealized
    Appreciation/Depreciation                       16,056                (1,534)
                                                ----------            ----------
  Net Increase (Drecrease) in Net
    Assets Resulting from Operations                17,563               (10,216)
                                                ----------            ----------
DISTRIBUTIONS:
  Net Investment Income                                 --                  (198)
                                                ----------            ----------
  Total Distributions                                   --                  (198)
                                                ----------            ----------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                         60,138                29,230
 Distributions Reinvested                               --                   197
 Redeemed                                          (21,556)              (16,798)
                                                ----------            ----------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                  38,582                12,629
                                                ----------            ----------
 Total Increase in Net Assets                       56,145                 2,215
NET ASSETS:
  Beginning of Period                               36,313                34,098
                                                ----------            ----------
  End of Period (Including
    undistributed (overdistibuted)
    net investment income of $100 and
    $(101), respectively)                   $       92,458        $       36,313
                                                ----------            ----------
                                                ----------            ----------
--------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                              6,783                 3,556
      Shares Issued on Distributions
       Reinvested                                       --                    28
      Shares Redeemed                               (2,477)               (2,088)
                                                ----------            ----------
    Net Increase in Capital Shares
     Outstanding                                     4,306                 1,496
                                                ----------            ----------
                                                ----------            ----------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED DECEMBER            PERIOD FROM
                                                    SIX MONTHS ENDED            31,               OCTOBER 1, 1996*
                                                       JUNE 30, 1999   ---------------------       TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                       (UNAUDITED)        1998        1997                  1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.11       $    9.45   $    9.78           $ 10.00
                                                         -------       ---------   ---------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.03            0.06        0.04              0.01
  Net Realized and Unrealized Gain (Loss)                   2.68           (2.36)         --             (0.21)
                                                         -------       ---------   ---------           -------
  Total From Investment Operations                          2.71           (2.30)       0.04             (0.20)
                                                         -------       ---------   ---------           -------
DISTRIBUTIONS
  Net Investment Income                                       --           (0.04)      (0.07)            (0.02)
  Net Realized Gain                                           --              --       (0.02)               --
  In Excess of Net Realized Gain                              --              --       (0.28)               --
                                                         -------       ---------   ---------           -------
  Total Distributions                                         --           (0.04)      (0.37)            (0.02)
                                                         -------       ---------   ---------           -------
NET ASSET VALUE, END OF PERIOD                           $  9.82       $    7.11   $    9.45           $  9.78
                                                         -------       ---------   ---------           -------
                                                         -------       ---------   ---------           -------
TOTAL RETURN                                               38.12%         (24.34)%      0.52%            (2.03)%
                                                         -------       ---------   ---------           -------
                                                         -------       ---------   ---------           -------
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)                      $92,458       $  36,313   $  34,098           $11,789
  Ratio of Expenses to Average Net Assets                   1.75%**         1.95%       1.80%             1.79%**
  Ratio of Expenses to Average Net Assets
    Excluding Interest Expense and Foreign Tax
    Expense                                                 1.74%**         1.75%       1.75%             1.75%**
  Ratio of Net Investment Income to Average Net
    Assets                                                  0.77%**         0.83%       0.47%             0.32%**
  Portfolio Turnover Rate                                     65%            100%         87%                9%
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income             $  0.03       $    0.11   $    0.17           $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            2.75%**         3.45%       4.12%             6.17%**
  Net Investment Loss to Average Net Assets                (0.23)%**       (0.66)%     (1.84)%           (4.06)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to Emerging Markets Equity Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-12) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium,

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Dean Witter Investment Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
Emerging Markets Equity...         1.25%            1.20%           1.15%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment
 Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.